UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant:                    |X|
Filed by a Party other than the Registrant: |_|

Check the appropriate box:
   |_|   Preliminary Proxy Statement
   |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   |X|   Definitive Proxy Statement
   |_|   Definitive Additional Materials
   |_|   Soliciting Material Pursuant to ss.240.14a-12


                            IntegraMed America, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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        (4)    Date Filed: April 15, 2009
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

[GRAPHIC OMITTED][GRAPHIC OMITTED]







April 17, 2009




Dear Stockholder:

It is my pleasure to invite you to the 2009 Annual Meeting of Stockholders of IntegraMed America, Inc. The meeting will be held at 10:00 a.m. (local time) on Tuesday, May 12, 2009, at the Company's corporate offices at Two Manhattanville Road, 3rd Floor, Purchase, New York 10577.

The following pages contain the formal Notice of Annual Meeting of Stockholders and the Proxy Statement. Please review this material for information concerning the business to be conducted at the meeting, which is the election of seven directors named in the enclosed Proxy Statement for a term of one year and the approval of an amendment to our 2007 Long-Term Compensation Plan. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find detailed information about IntegraMed America, Inc. in the enclosed 2008 Annual Report to Stockholders.

We hope you can join us on May 12, 2009. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed Proxy Card, sign and date the Proxy Card, and return it in the enclosed envelope. Your vote is important to the Company, so please return your Proxy promptly.


Sincerely,

/s/Jay Higham
   ---------------------------
   Jay Higham
   President & Chief Executive Officer

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 12, 2009

                       -----------------------------------




To the Stockholders:


         Notice is hereby given that the Annual Meeting of the Stockholders of IntegraMed America, Inc. (the "Company") will be held on Tuesday, May 12, 2009, 10:00 a.m. local time, at the Company's headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577. The meeting is called for the following purposes:

         1. Election of seven directors named in the enclosed Proxy Statement for a term of one year;

         2. Amendment of the 2007 Long-Term Compensation Plan to increase the number of shares of common stock available for issuance from 500,000 to 750,000 shares; and

         3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record at the close of business on Friday, March 20, 2009 are entitled to notice of, and to vote at, the meeting.

         A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2008 is being provided with this Notice of Annual Meeting and Proxy Statement and is available online as indicated below.

         All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if the stockholder has returned the Proxy Card.




                                 /s/Claude E. White
                                    -------------------------------------------
                                    Claude E. White
                                    Vice President, General Counsel & Secretary

April 17, 2009


Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 12, 2009 - Our Proxy Statement and Annual Report to Stockholders are available at http://www.integramedfertility.com /proxy under the heading "Investors -Annual Meeting"

2

                            INTEGRAMED AMERICA, INC.
                             Two Manhattanville Road
                            Purchase, New York 10577
                                  914-253-8000

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                     For the Annual Meeting of Stockholders
                       To Be Held on Tuesday, May 12, 2009


Solicitation of Proxy

         This Proxy Statement is furnished to stockholders of IntegraMed America, Inc. (the "Company") in connection with the solicitation by the Company's Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held at the Company's principal executive offices at Two Manhattanville Road, Purchase, New York 10577 on Tuesday, May 12, 2009 at 10:00 a.m., and any adjournments of the Annual Meeting.

Mailing Date

         The Annual Report of the Company for 2008, including financial statements, the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the Proxy Card are first being sent or given to stockholders on or about April 10, 2009.

Who can vote -- Record Date

         The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 20, 2009. Each of the 8,758,803 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company issued and outstanding on the record date is entitled to one vote at the meeting.

How to vote -- Proxy Instructions

         You can vote your shares by mailing in your proxy card. Stockholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

         In voting on the Directors, you may specify whether your shares should be voted for all, some, or none of the nominees for director.

         If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors For a Term of One Year" and "FOR" the approval of the amendment of the 2007 Long-Term Compensation Plan as set forth under "Approval of the Amendment to the Plan."

 Revocation of Proxies

         You may revoke your Proxy at any time before it is exercised in any of three ways:

         (1) by submitting written notice of revocation to the Company's Secretary, which must be received prior to the Annual Meeting;

         (2) by submitting a new Proxy by mail that is dated later in time and properly signed; or

         (3)      by voting in person at the meeting.

Quorum

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting are present, in person or by proxy. Broker "non-votes" and abstentions are counted as present at the Annual Meeting for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Required Vote

         Election of Directors. Persons receiving a plurality of the voted shares present in person or represented by proxy at the Annual Meeting will be elected directors, meaning the individuals receiving the greatest number of votes will be elected to serve as directors. Shares not voted (whether abstention, broker "non-votes" or otherwise) have no effect on the election. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and such person as shall be designated by the Board to replace any such nominee. However, the Board does not anticipate that this will occur.

         Approval of the Amendment to the Plan. A majority of the votes cast at the Annual Meeting is necessary to approve the amendment to the Company's 2007 Long-Term Compensation Plan (the "Plan"). Shares not voted (whether abstention, broker "non-votes" or otherwise) have no effect on the approval of the Amendment

Voting Results

         Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second quarter of 2009.

Other Business

         The Company does not intend to bring any business before the meeting other than that set forth in the Notice of Annual Meeting and described in this Proxy Statement. However, if any other business should properly come before the meeting, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted by your proxy.

                               SECURITY OWNERSHIP


         The following table sets forth, as of April 1, 2009, certain information concerning the stock ownership of all persons known by the Company to own beneficially 5% or more of the shares of Common Stock, each director, each executive officer named on the "Summary Compensation Table", and all directors and executive officers of the Company as a group. Except as indicated in the footnotes to this table, each person has sole voting and dispositve power with respect to all shares attributable to such person.

                                                 Shares of
                                               Common Stock        Percent of
                                               Beneficially        Common Stock
Beneficial Owners                                Owned (1)         Outstanding
-----------------                              ------------       --------------

Peter R. Kellogg.............................. 2,641,286 (2)           30.2%
IAT Reinsurance Company Ltd.
120 Broadway
New York, NY 1027

Blue TSV I, LTD  ............................. 1,037,748 (5)           12.0%
c/o Maple Corporate Services Limited
PO Box 309, Ugland House
Grand Cayman E9 KY1- 1104

Gruber and McBaine Capital Management, LLC....   633,850 (4)            7.2%
50 Osgood Place
San Francisco, CA  94133

Dimensional Fund Advisors LP..................   487,625 (3)            5.6%
1299 Ocean Avenue
Santa Monica, CA 90401




Officer and Director Stock Ownership
------------------------------------


Jay Higham....................................   153,285(8)             1.7%
John W. Hlywak, Jr............................   107,695(8)             1.2%
Pamela Schumann...............................    16,626(8)             *
Joseph J. Travia, Jr..........................    34,978(8)             *
Dan Doman.....................................     6,623                *

Kush K. Agarwal...............................   141,211(6)             1.6%
Gerardo Canet.................................    41,117                *
Sarason D. Liebler............................    16,582(7)             *
Wayne R. Moon.................................    45,345 (8)            *
Lawrence J. Stuesser..........................    65,739(8)             *
Elizabeth E. Tallett..........................    82,747(8)             *
Yvonne S. Thornton, M.D.......................    17,891                *


ALL EXECUTIVE OFFICERS AND DIRECTORS

    AS A GROUP (17 persons)...................   761,135(8)             8.7%

--------------

* Represents less than 1% of outstanding shares of Common Stock.

(1) For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

(2)   Based on Form 4 filed on August 13, 2008..

(3) Represents securities reported on Schedule 13G/A dated February 9, 2009 as being owned by various Funds for which Dimensional Fund Advisors LP has sole voting and dispositive power, but disclaims beneficial ownership.

(4) Represents 491,530 shares held by Gruber and McBaine Capital Management, LLC as Investment Advisor, plus 78,605 shares held by Jon D. Gruber, and 63,714 shares held by J. Patterson McBaine individually based on a
      Schedule 13G dated January 27, 2009 and filed by Gruber and McBaine Capital Management, LLC, Jon D. Gruber, J. Patterson McBaine and Eric B, Swergold.

(5) Based on a Schedule 13D/A dated March 30, 2009 filed by Blue TSVI, LTD., BlueLine Capital Partners, LP, Blue Line Capital Partners II, LP, Blue Line Capital Partners III, LP, BlueLine Catalyst Fund IX, LP, BlueLinePartners, L.L.C and Blue Line Partners II, L.L.C.

(6) 134,680 shares are subject to a voting agreement pursuant to which Mr. Agarwal has agreed to vote such shares in favor of any proposal recommended by management of the Company and against any proposal not recommended by management of the Company until August 8, 2009.

(7) Pursuant to the Company's Corporate Governance Guidelines, MrLiebler (72) is ineligible to serve as a member of the Company's Board of Directors after the 2009 Annual Meeting of the Shareholders due to reaching the mandatory retirement age of 72. Mr. Liebler has served as a director since 1994.


(8) Includes exercisable options to purchase Common Stock, including options exercisable within 60 days of April 1, 2009, as follows: Wayne R. Moon -- 10,156; Lawrence Stuesser -- 23,360; Elizabeth Tallett -- 23,360; Jay Higham -- 1,741; John Hlywak -- 870; Pam Schumann -- 870; and Joseph Travia -- 870. As to "All Executive Officers and Directors as a Group," includes an aggregate of 61,824 shares beneficially owned, including exercisable options by executive officers not named above. The address for each of the directors and executive officers is c/o IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577.


Proposal 1
----------
                  ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

         Each of the nominees is currently a director of the Company. The Board of Directors recommends that the persons named below be elected as directors of the Company and it is intended that your proxy will be voted for the election as directors of the seven persons named below, unless your proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a director, your proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

         The following sets forth the names and ages of the seven nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

         KUSH K. AGARWAL (61) became a director of the Company effective August 8, 2007. He has served as President of Vein Clinics of America, Inc., which was acquired by the Company on August 8, 2007, since joining Vein Clinics of America in August 1987 until he resigned on May 15, 2008. Mr. Agarwal has a Master of Science in Industrial Administration from Carnegie-Mellon University, a Master of Science in Applied Analysis and Operations Research from the State University of New York and a Bachelor of Technology in Mechanical Engineering from Indian Institute of Technology.

         GERARDO CANET (63) served as Chief Executive Officer of the Company from February 14, 1994 to December 31, 2005 and has been a director of the Company since February 14, 1994. Mr. Canet resigned as Chief Executive Officer effective December 31, 2005, but continues to serve as Chairman of the Board and a consultant to the Company. Mr. Canet has been a director of Dendreon Corporation since December 1996. He earned a B.A. in Economics from Tufts University and an M.B.A. from Suffolk University.

         JAY HIGHAM (50) became President and Chief Executive Officer of the Company, effective January 1, 2006 and was President and Chief Operating Officer of the Company since June 2004. He was appointed a director of the Company, effective January 24, 2006. In October 1994, Mr. Higham joined the Company as Vice President of Marketing and Development and in January 1999, was promoted to Senior Vice President of Marketing and Development. He earned a B.S. in Psychology from the University of Rochester and an M.H.S.A. from George Washington University.

        WAYNE R. MOON (69) became a director of the Company in May 2001. Mr. Moon joined Kaiser Foundation Health Plan, Inc. in 1970 and was subsequently elected President, Chief Operating Officer and Director. In September 1993, Mr. Moon was appointed President and Chief Executive Officer of Blue Shield of California and a member of its Board of Directors and, later, Chairman. Mr. Moon retired from Blue Shield in January 2000. Until recently, he served as Chairman of the Board of RelayHealth, Inc. He serves on various corporate and civic boards, including Varian, Inc. and the California State Automobile Association. Mr. Moon earned a B.B.A. and a Masters in Hospital Administration from the University of Michigan.

        LAWRENCE J. STUESSER (67) became a director of the Company in April 1994. Since June 1999, Mr. Stuesser has been a private investor. From June 1996 to May 1999, Mr. Stuesser was the President and Chief Executive Officer and a director of Computer People Inc., the U.S. subsidiary of London-based Delphi Group plc, of which he was also a director. Mr. Stuesser was a director of American Retirement Corporation from May 1997 to July 2006. Early in his career, Mr. Stuesser qualified as a certified public accountant and served as an audit manager with Alexander Grant & Company, an accounting firm. Mr. Stuesser holds a B.B.A. in accounting from St. Mary's University.

        ELIZABETH E. TALLETT (60) became a director of the Company in June 1998. Since July 2002, Ms. Tallett has been a Principal of Hunter Partners, LLC, which provides management services to developing life sciences companies. Ms. Tallett is a director of The Principal Financial Group, Inc., Varian, Inc., Coventry Health Care, Inc. and Meredith Corp. Inc. She is a board member of the Museum of Contemporary Science in New Jersey. Ms. Tallett graduated from Nottingham University with degrees in mathematics and economics.

        YVONNE S. THORNTON, M.D., M.P.H. (61) became a director of the Company in January 2006. Dr. Thornton is a double board-certified specialist in obstetrics, gynecology and maternal-fetal medicine. Dr. Thornton is a former Professor of Clinical Obstetrics and Gynecology at Cornell (Weill) Medical College and Vice-Chair of the Department of OB/GYN and Director of Maternal-Fetal Medicine at Jamaica Hospital Medical Center in New York City where she served from 2002-2005. From 2000-2002, Dr. Thornton was a member of the Department of Obstetrics and Gynecology, Division of Maternal-Fetal Medicine at St. Luke's-Roosevelt Hospital in New York City. Currently, Dr. Thornton is a perinatal consultant at Westchester Medical Center in New York. Dr. Thornton is a Diplomate of the American Board of Obstetrics and Gynecology, a Fellow of the American College of Surgeons and an Oral Examiner for the American Board of Obstetrics and Gynecology. She is the author of the Pulitzer prize-nominated book entitled, "The Ditchdigger's Daughters." After graduating with honors from Monmouth College in New Jersey, she received her M.D. degree with honors from Columbia University College of Physicians and Surgeons. Dr. Thornton also received her Executive Masters (M.P.H.) degree in Health Policy and Management from Columbia University.

        The Board of Directors recommends a vote "FOR" each nominee listed above. Your proxy will be voted in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the nominees listed above.


DIRECTOR INDEPENDENCE

        The Board of Directors has determined that Messrs. Moon, Liebler and Stuesser, Ms. Tallett and Dr. Thornton are independent directors in accordance with Rule 4200(a)(15) of the Nasdaq Marketplace Rules because none of them is believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director. The Board considered fees paid to Mr. Liebler in 2008 in determining his independence.

        Directors are elected by the Company's stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

        During 2008, the Board of Directors held four regular meeting. Each director attended at least 75% of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which each director served during 2008. In 2008, the independent directors of the Board met four times in executive session.

        Stockholders may communicate directly with the directors. All communications should be sent in care of the Secretary of the Company at the Company's address at Two Manhattanville Road, Purchase, New York 10577 and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, for non-employee directors or a particular committee of the directors. If no director is specified, the communication will be forwarded to the entire Board.

        The Company does not have a policy requiring the directors to attend stockholder meetings; however, all of our directors attended the 2008 annual meeting. It is expected that all of our directors will attend the 2009 Annual Meeting.

                             COMMITTEES OF THE BOARD

        The Board of Directors maintains three standing Committees: Audit Committee, Compensation Committee, and Nominating and Governance Committee whose members are set forth below:

                                                            NOMINATING
            AUDIT                  COMPENSATION**         AND GOVERNANCE**
            -----                  --------------         ----------------

        Wayne R. Moon              Wayne R. Moon           Wayne R. Moon*
    Lawrence J. Stuesser*       Lawrence J. Stuesser    Lawrence J. Stuesser
     Elizabeth E. Tallett      Elizabeth E. Tallett*    Elizabeth E. Tallett
   Yvonne S. Thornton, M.D.   Yvonne S. Thornton, M.D.  Yvonne S. Thornton, M.D.

--------------------

        *Committee Chairperson
        **Mr. Sarason Liebler is currently serving as a member of the Compensation Committee and the Nominating and Governance Committee but, pursuant to the Company's Corporate Governance Guidelines, Mr. Liebler will no longer serve as a member of the Company's Board of Directors after the 2009 Annual Meeting of the Shareholders due to reaching the mandatory retirement age of 72.

AUDIT COMMITTEE

        The Audit Committee is charged by the Board of Directors to (i) study, review and evaluate the Company's accounting, auditing and financial reporting practices, including the internal controls and audit functions, (ii) assess the Company's compliance with legal and regulatory requirements, and (iii) select the independent auditors and review their qualifications, independence and performance, while being the focal point for communications between the Board of Directors, management and the independent auditors. More specifically, the Audit Committee pre-approves all audit and non-audit services to be performed by the independent auditors, reviews the scope and results of the audit of the Company's financial statements, reviews financial statements and periodic filings with the Commission, and discusses the same with management.

        Each Audit Committee member meets the independence standards of The Nasdaq Stock Market, LLC. The Board of Directors has determined that in addition to being independent, Mr. Stuesser is an "audit committee financial expert" as such term is defined in Item 407 of Regulation S-K promulgated by the Commission. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter is available to stockholders at the Company's website http://www.integramed.com under the Investors Section thereof.

        The Audit Committee held four regular meetings and five telephonic meetings in 2008.

COMPENSATION COMMITTEE

        The Compensation Committee, under a delegation of authority from the Board of Directors, reviews and makes decisions with respect to salaries, wages, bonuses, equity awards and other benefits and incentives for executive officers of the Company. The Compensation Committee held four regular meetings, one special meeting and one special telephonic meeting in 2008.

        The Compensation Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors Section thereof.

Compensation Committee Interlocks and Insider Participation

         For 2008, the members of the Compensation Committee were Ms. Tallett (Chairperson), Messrs. Liebler, Moon and Stuesser, and Dr. Thornton, all of whom are independent directors.. None of these individuals has ever been an officer or employee of the Company or any of its subsidiaries. For 2008, no executive officer of the Company served on the Compensation Committee or Board of Directors of any other entity, which had any executive officer who also served on the Compensation Committee or Board of Directors of the Company.

NOMINATING AND GOVERNANCE COMMITTEE

        The Board of Directors maintains a Nominating and Governance Committee consisting of independent directors as defined by NASDAQ rules. The primary purpose of the Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board members, recommending to the Board director nominees for the next annual meeting of stockholders, and recommending to the Board a set of corporate governance principles applicable to the Company. The Committee also provides assistance to the Board in the areas of Committee selection, evaluation of the overall effectiveness of the Board and management, and review and consideration of developments in corporate governance practices. The Committee's goal is to assure that the composition, practices, and operation of the Board contribute to value creation and effective representation of the Company stockholders. The Nominating and Governance Committee held four meetings in 2008.

        The Nominating and Governance Committee will consider candidates for board membership whose qualifications, including business experience and skills, lend themselves to advancing the Company's best interests. There are no minimum qualifications. Stockholders may recommend candidates for consideration by the Nominating and Governance Committee by writing to the "Chairperson, Nominating and Governance Committee, c/o IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577." Such recommendations for the 2010 annual meeting of stockholders must be received by the Company between January 13, 2010 and February 14, 2010. The Nominating and Governance Committee will evaluate candidates recommended by stockholders in the same manner as candidates identified by any other source. The Nominating and Governance Committee's process for identifying and evaluating nominees for director, including nominees recommended by stockholders, includes background and reference checks, together with personal interviews.

        The Nominating and Governance Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors' Relation Section thereof.


                              DIRECTOR COMPENSATION

        In 2008, non-employee directors of the Company were paid an annual retainer of $30,000 and a fee of $2,000 for each regularly scheduled meeting of the Board attended and for any special or committee meeting not coinciding with a regularly scheduled Board meeting. The chairpersons of the Compensation Committee and the Nominating and Governance Committee were paid $5,000 each for serving as chairperson and the Chairperson of the Audit Committee was paid $8,000 for serving as chair of the Audit Committee. Directors were also reimbursed for reasonable travel expenses incurred in attending meetings. Additionally, non-employee directors (other than Mr. Agarwal) were granted, as part compensation for services rendered, 4,415 shares of Common Stock, with a market value of $9.06 per share, or $40,000, based on the closing price per share of the Company's Common Stock on the date of the grant which was May 13, 2008, with vesting upon grant. Directors who are also executive officers are not compensated for their services as directors.

        The Company's philosophy regarding director compensation is to recognize that in order to attract and retain directors who are willing to contribute time and talent to the Company, it is important to compensate competitively such persons. With that philosophy in mind, the Company attempts to provide fair cash compensation for a Company of its size and also provide directors with "skin in the game" by awarding, as part compensation, stock in the Company. With stock as part of a director's compensation, the resulting objective is to enable directors to align their interests with stockholders and appreciate the importance of improving stock performance and providing investors with long-term gains. Directors are not paid for their roles on Committees, other than as serving as Chairperson and for attending meetings of such Committees not coinciding with a regularly scheduled meeting of the Board of Directors. Committees meet in conjunction with Board meetings and accordingly, the Company believes there should not be additional compensation for Committee involvement, unless a meeting of such Committee does not coincide with a regularly scheduled meeting of the Board of Directors. Because Committee chairpersons are expected to interact more with management, they are compensated for the additional time.

        During 2006, the Board established a requirement that directors own Company stock equal to five times the annual retainer fee, for the year of a director's first appointment or election; provided, however, a director has five years to achieve this requirement. Once this requirement is met, a director need not adjust the number of shares owned based on the fluctuation of the market price of the Company stock. As of the date of this Proxy Statement, all directors have met this requirement.

        The following table sets forth a summary of the compensation paid or accrued by the Company during the year ended December 31, 2008 for the Company's Directors, but excludes any management Director whose compensation is reflected on the Summary Compensation Table for named executive officers:


     DIRECTOR COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008

------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
                                                                                 Change in Pension
                          Fees                                                       Value and
                          Earned or                              Non-Equity        Nonqualified
                          Paid in        Stock     Option      Incentive Plan        Deferred           All Other
                             Cash       Awards      Awards      Compensation       Compensation       Compensation        Total
          Name               ($)        ($)(1)        ($)           ($)              Earnings            ($)(2)            ($)
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
Kush Agarwal                 $19,000            -      -             -                   -                      -           $19,000
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
Gerardo Canet                $38,000      $40,000      -             -                   -               $125,000          $203,000
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
Sarason Liebler              $38,000      $40,000      -             -                   -                $57,533          $135,533
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
Wayne Moon                   $43,000      $40,000      -             -                   -                      -           $83,000
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
Lawrence Stuesser            $46,000      $40,000      -             -                   -                      -           $86,000
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
Elizabeth Tallett            $45,000      $40,000      -             -                   -                      -           $85,000
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------
Yvonne Thornton, M.D.        $40,000      $40,000      -             -                   -                      -           $80,000
------------------------- ----------- ------------ ---------- ----------------- -------------------- ---------------- --------------



(1) Represents the grant of 4,415 shares for directors as indicated above on May 13, 2008, with a fair market value of $9.06 per share. All such Stock Awards vested immediately.

(2)The amounts in "All Other Compensation" include for Messrs. Canet and Liebler, consulting fees in the amount of $125,000 and $57,533, respectively, paid or accrued for in 2008. Pursuant to his Consulting Agreement, dated February 2, 2009, effective January 1, 2009, Mr. Canet has agreed to provide consulting services two days per month during the period from January 1, 2009 through December 31, 2009 and will receive an amount equal to $36,000 in twelve equal installments of $3,000 per month. Pursuant to the Company's Corporate Governance Guidelines, Mr. Liebler will no longer serve as a member of the

Company's Board of Directors after the 2009 Annual Meeting of the Shareholders due to reaching the mandatory retirement age of 72. Mr. Liebler has served as a director since 1994.

        At December 31, 2008, the aggregate number of outstanding options held by Directors as a group was 56,876 shares and the aggregate number of outstanding shares pursuant to the Stock Awards was 30, 905.


                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

        The following sets forth the business experience of executive officers of the Company:

        JAY HIGHAM (50) Mr. Higham's business experience is set forth under the business experience of Company Directors.

        JOHN W. HLYWAK, JR. (61) joined the Company in July 1999 as its Senior Vice President and Chief Financial Officer and was named Executive Vice President and Chief Financial Officer in March 2006. Mr. Hlywak is a C.P.A. and has a B.S. degree in Accounting from Widener University.


        DANIEL P. DOMAN (47) joined the Company in August of 2007 with the acquisition of Vein Clinics of America, Inc. Since May 2008, he has served as the President of the Company's Vein Clinics Division. Previously, Mr. Doman was the Chief Financial Officer of Vein Clinics of America, Inc. Prior to joining Vein Clinics of America, he was a Partner with BDO Seidman, LLP, an accounting and consulting firm. He has a Bachelor's degree in accounting and finance from Loyola University of Chicago.


        ANGELA GIZINSKI (59) joined the Company in April 2006 as Vice President, Human Resources. For more than 3 years prior to joining the Company, Ms. Gizinski was Director, Human Resources with Sara Lee Branded Apparel, now known as Hanesbrands, Inc. Ms. Gizinski has an Associates Degree from Bay Path Junior College and a BA in Human Resource Management from Fairfield University.

         VIJAY REDDY (42) serves as Vice President, Information Systems. Before joining the Company in 2003 as Manager of Technical Operations, Mr. Reddy was Director of Infrastructure & Technology for Lifetime Television in New York. He also has held management positions in Information Systems with Martha Stewart Living Omnimedia, Conde Nast Publications, Viacom and Schlumberger. Mr. Reddy has a Bachelor's degree in Computer Science from St. John's University, and he is a certified IEEE Computer Systems Engineer.

        PAMELA SCHUMANN (43) was appointed President of the Company's Consumer Services Division in September 2007. Prior to that she served as Vice President, Consumer Services. She joined the Company in 2001 to help launch the Company's consumer services initiative. Ms. Schumann received her BA in Marketing from the University of Maryland's Robert H. Smith School of Business.

         SCOTT SOIFER (46) joined the Company in January 2005 as Vice President, Marketing and Development. For more than 12 years prior to joining the Company, Mr. Soifer was an Associate Partner at Accenture (formerly Andersen Consulting), specializing in Healthcare strategy, focused primarily on the health insurance sector. Mr. Soifer has a Bachelor's degree in Computer Science from the University of California at Santa Barbara and an MBA from the Kellogg School of Management at Northwestern University.

        JOSEPH J. TRAVIA, JR. (55) was appointed President of the Company's Fertility Centers Division in September 2007. Prior to that he served as Senior Vice President, Operations, Eastern Region. He joined the Company in 2000 as its Vice President and Executive Director of Reproductive Science Center in New England. Mr. Travia is a CPA and earned a B.S. in Management from Boston College and an M.B.A. from Babson College.

        CLAUDE E. WHITE (60) joined the Company in March 1995 as General Counsel and Assistant Secretary. In January 1998, Mr. White became Corporate Secretary, in addition to General Counsel, and in May, 2002 became a Vice President. Mr. White received his B.A. degree in Political Science from Rutgers College and his J.D. degree from Rutgers School of Law.

                      COMPENSATION DISCUSSION AND ANALYSIS

Overview and Objectives

        The objective of the Company's compensation program, consisting of base salary, executive incentive compensation (performance-based compensation), stock options, restricted stock and restricted stock unit grants ("RSUs") (RSUs are time and performance based compensation), is to ensure that in the Company's effort to create shareholder value, the Company attracts, motivates and retains executives capable of assisting in the creation of such shareholder value.

        The Company's compensation program is designed first to be competitive by providing base salaries that are market driven; second, to reward for Company and individual performance through annual incentive compensation awards and third, to retain executives through the grant of restricted stock, RSUs and stock option awards that provide for vesting over time and upon the obtainment of certain performance targets in the case of RSUs. Commencing with 2008, the Company awarded senior executives with stock option awards that vest over a four-year period and commencing with 2009, with grants of performance-based RSUs. In order to be market competitive with salaries for senior executives, the Compensation Committee annually assesses market salaries and attempts to ensure that salaries for Company senior executives fall within the mid to upper range of salaries for comparable positions, taking into consideration experience, backgrounds and annual individual performance reviews for individual executives, but qualified to comparable size companies within comparable industries. With respect to executive incentive compensation, executives are expected to accomplish individual goals annually that contribute to the overall growth of the Company. To the extent the goals are accomplished, such executives are rewarded. Additionally, executives are rewarded if certain revenue and bottom-line goals are achieved by the Company each year, with greater reward being provided based on higher level of achievement.

        The Company believes that linking executive compensation to corporate performance results in a better alignment of compensation with Company goals and the interests of the Company's shareholders. As performance goals are met or exceeded, most probably resulting in increased value to shareholders, executives are rewarded commensurately. The Company believes the compensation levels during the fiscal year 2008 for executives and the chief executive officer adequately reflect the Company's compensation goals and philosophy.

Elements of the Compensation Program

        The Company has chosen these four elements of compensation because of the belief that taken together, (i) base salary, (ii) executive incentive compensation, (iii) restricted stock grants and RSUs, and (iv) stock option awards represent the fairest way to compensate for services, provide a financial incentive to achieve long-term goals and objectives and help align an executive's interest with that of shareholders by seeking to improve stock performance and thereby benefit from such result. Short term compensation is typically in the form of base salary and annual incentive bonuses and long term compensation is typically in the form of equity. Each individual's base salary is determined based on years of experience and market rates for similar positions with other companies of comparable size. While the Compensation Committee does not believe that it is appropriate to establish compensation levels based solely on market comparisons or industry practices, it believes that information regarding pay practices at other companies is useful in assessing the reasonableness of compensation and recognizes that the Company needs to be competitive for executive talent in its industry. A significant part of an executive's compensation is the incentive bonus compensation program. This program provides a cash bonus which targets 75% of salary for the President and CEO, 50% of salary for the Division Presidents and Executive Vice Presidents, 40% of salary for Senior Vice Presidents and 30% of salary for Vice Presidents. The program has been designed to (i) reward executives who have achieved specific business and financial success during the Company's most recent fiscal year, (ii) give executives the incentive to strive for higher productivity, efficiency and quality of services and (iii) encourage the "best" people to join and stay with the Company. The program is based on achieving specific goals and results set by the President and CEO, and approved by the Compensation Committee. The Company's executive incentive compensation program consists of two parts: Part I is based on the Company's performance versus budget and Part II is based on the achievement of individual performance goals. The maximum amount earned under Part I is 60% of an individual's total maximum incentive compensation which, as stated, ranges from 75% to 30% of base salary. Part II of the Company's incentive compensation is based on the achievement of certain common milestones related to Company achievements and specific milestones established for each executive. The common milestones are applicable to all eligible employees and the specific milestones apply to each eligible employee and are determined by each executive's individual supervisor with the approval of the President. For Mr. Higham, the President and CEO, whose milestones are approved by the Compensation Committee, the common milestones represented 10% of the bonus eligibility and specific milestones represented 30% of his bonus eligibility for 2008. For Mr. Hlywak, the Executive Vice President and CFO, 10% of his eligible bonus was based on the common milestones and specific milestones represented 30% of his bonus eligibility for 2008.

        The Company's President and CEO recommend to, and consult with, the Compensation Committee with respect to the salary of executive officers. In order to assure that executive compensation is both competitive and appropriate, the Compensation Committee reviews executive compensation in its entirety before determining compensation level adjustments. In that connection, the overall compensation of senior executives is intended to fall within an appropriate range for comparable positions in the Company's industry.

        The Compensation Committee may retain the services of a compensation consultant to advise and assist it in the performance of its functions. During fiscal year 2008, the Compensation Committee engaged Frederic W. Cook & Co. ("Cook") which receives instructions from, and reports directly to, the Compensation Committee. The Compensation Committee requested Cook's advice on a variety of issues, including compensation strategy, market comparisons, pay and performance alignment versus industry peers, executive pay trends and potential compensation plan design and modifications.

        Historically, the Company's executive compensation structure emphasized cash components over long-term incentive components, due primarily to the low trading volume of the Company's stock. As the Company has grown, it has become more feasible to increase the emphasis on long-term incentives, making the Company's executive compensation more competitive with comparable companies by increasing the equity portion of its overall compensation.

Allocation of Compensation Among the Four Elements

        In determining what portion or percentage of an executive's compensation is to be allocated among the four elements discussed above, the Company has determined that the largest portion should be allocated to base salary, the next portion to incentive compensation and the smallest portion to equity awards of stock options, restricted stock and RSUs. The Company recognizes that in order to attract, motivate and retain executives, there must be a connection among each element of compensation that accomplishes the objectives stated above. The base salary serves to attract competent executives in what is an increasingly competitive market place. The incentive compensation award becomes a good motivator to provide annual incentives for executives to strive for the highest level of productivity resulting in shareholder value. Lastly, the stock option awards and the restricted stock and RSU grants serve to retain executives because the vesting of the options and shares granted is over a period of time and with the growth of the stock, each executive's well being is aligned with that of the shareholders.

Perquisites

        Our CEO, Jay Higham, is provided with a leased vehicle that is maintained at Company expense. The total 2008 expenses incurred by the Company related to the leased vehicle were $12,463. Mr. Doman, our President of Vein Clinics of America, Inc. received an auto allowance for a portion of the fiscal year ended 2008 in an aggregate amount of $2,564.

401(k) Defined Contribution Plan

        The Company maintains a 401(k) and Profit Sharing Plan which allows executives, as well as other employees of the Company, to make elective salary deferrals in accordance with IRS regulations. The Company does provide a discretionary match of 25% of an individual's maximum contributions of $15,500, up to 1.5% of an individual's compensation of $230,000 or less for the fiscal year, for a maximum match of $3,450 per individual. For the President and CEO, the Executive Vice President and CFO and the other named executive officers, the Company contributed the maximum match of $3,450 in fiscal year ended December 31, 2008.

Retirement Benefits

        No retirement benefits are provided to Company executives.

Severance and Change in Control Arrangements

         The Company believes that executives, after years of service to the Company, should not be arbitrarily affected due to a "change in control." For that reason, the Company enters into retention agreements with executive officers providing for certain termination benefits if a "change in control" occurs and such executives are terminated without cause within a specified period. On October 10, 2005, the Company entered into an employment agreement with Jay Higham to serve as its President and CEO, effective January 1, 2006. Pursuant to the employment agreement, Mr. Higham was appointed director of the Company on January 24, 2006. The employment agreement provides for Mr. Higham to receive an annual salary of $275,000, subject to increases. Under the employment agreement, Mr. Higham was granted shares of the Company with a value of $400,000 based on the closing price of the Company's stock on the first trading day of January 2006. The number of shares granted was 32,000 and they vest over a 10-year period. Pursuant to the agreement, the Company may terminate Mr. Higham's employment without cause on thirty days' notice, in which event Mr. Higham will receive, as severance pay, twelve months' base salary payable, plus Mr. Higham's annual bonus, without regard to the condition precedents established under the bonus plan, in a lump sum. Under the agreement, if Mr. Higham had been terminated effective December 31, 2008, based on his 2008 compensation he would have been paid $330,000 representing his 2008 base salary and $215,000 representing his accrued 2008 bonus, or a total of $545,000.

         The employment agreement further provides that in the event that within one year after a "Change of Control" (as defined therein) of the Company, Mr. Higham's employment is terminated by Mr. Higham for "Good Reason" (as defined therein) or by the Company without cause, Mr. Higham will be paid a lump sum amount equal to his base salary for a 24-month period following termination, plus twice the full amount of Mr. Higham's annual bonus based on his then current salary, without regard to the condition precedents established for the bonus payment. Based on this change of control provision, if there had been a change of control of the Company in 2008 and Mr. Higham's employment had terminated effective December 31, 2008, either for "Good Reason" by Mr. Higham or without cause by the Company, Mr. Higham would be entitled to termination pay equal to $660,000 representing his then annualized base salary for 24-months, plus $429,000 representing twice the amount to which he was eligible under the Company's Executive Incentive Compensation Plan for 2008, or a total of $1,089,000.

         Under the employment agreement, Mr. Higham has agreed not to compete with the Company while employed by the Company and for a period of two years thereafter.
                                 --------------

         The Company is also party to Executive Retention Agreements with its executive officers, including Mr. Hlywak, the Company's Executive Vice President and CFO and the other named executive officers set forth in the foregoing compensation table.

         The Executive Retention Agreements (the "Agreements") provide for certain severance payments and benefits to the named executives in the event of a termination of their employment, either by the Company without cause, or by the executive for "Good Reason" (as defined therein), at any time within eighteen (18) months following a "Change in Control" (as defined therein) of the Company (any such termination, a "Qualifying Termination"). More specifically, the Agreements provide the named executives with one additional year of salary, bonus (if applicable), and benefits (or equivalent), more than he or she would previously have been entitled to receive upon a termination without cause. Accordingly, pursuant to the Agreements, in the event of a Qualifying Termination, the named executives will be paid one year's severance. Pursuant to the terms of the Agreements, all incentive options granted to the respective executive would become fully vested upon a Qualifying Termination, subject to certain terms and conditions. Also, pursuant to the Agreements, the Company would be required to pay each respective executive for all reasonable fees and expenses incurred by the respective executive in litigating his or her rights, thereunder, to the extent the executive is successful in any such litigation.

         In the event an executive officer, other than Mr. Higham who would be paid in accordance with the terms of his employment agreement, is terminated without cause under circumstances outside a "Change in Control," each person would be paid ninety (90) days salary continuation. In the event Mr. Hlywak had been terminated without cause effective December 31, 2008 as a result of a "change in control" in 2008, Mr. Hlywak would have been paid $256,000, representing his 2008 annual base salary, and $128,000, representing the bonus amount Mr. Hlywak was eligible to receive, or a total of $484,000. For each of the other named executive officers, had they been terminated without cause effective December 31, 2008 as a result of a "change in control" in 2008, they would have been paid their respective 2008 base salaries and bonus amount which they would have been eligible to receive. For Mr. Doman, the payment would have been $221,880 in salary and $88,720 in bonus or a total of $310,520. For Mr. Travia, the payment would have been $245,000 in salary and $98,000 in bonus or a total of $343,000. For Ms. Schumann, the payment would have been $210,000 in salary and $84,000in bonus or a total of 294,000.

         Finally, Section 162(m) of the Internal Revenue Code, in certain circumstances, limits to $1 million the deductibility of compensation, including stock-based compensation, paid to executives by public companies. None of the compensation paid to executive officers named in the Summary Compensation Table for fiscal year 2008 exceeded the threshold for deductibility under Section 162(m).

                           SUMMARY COMPENSATION TABLE

        The following table sets forth a summary of the compensation paid or accrued by the Company during the years ended December 31, 2008, 2007 and 2006 for the Company's Chief Executive Officer, Chief Financial Officer and for the next three most highly compensated executive officers (the "Named Executive Officers").

------------------- -------- ------------ ------------ --------------- ------------- ---------------- ---------------
                                                                                           All
                                                                          Option          Other
     Name and       Year       Salary        Bonus      Stock Awards      Awards     Compensation         Total
Principal Position               ($)          ($)           ($)*           ($)*          ($) **            ($)
------------------- -------- ------------ ------------ --------------- ------------- ---------------- ---------------

Jay Higham          2008       $330,000     $128,700       $70,949       $112,516       $15,913          $658,078
(Presidentand       2007       $300,000     $195,000      $154,000              -       $13,555          $662,555
Chief Executive     2006       $275,000     $148,500      $441,250              -       $15,828          $880,578
Officer)
------------------- -------- ------------ ------------ --------------- ------------- ---------------- ---------------
John W. Hlywak,     2008       $256,000    $  76,500       $38,252        $56,259        $3,450          $430,461
Jr.                 2007       $245,000     $122,500       $84,807              -        $3,300          $455,607
(Executive Vice     2006       $234,000     $105,750       $28,200              -        $3,300          $371,250
President and
Chief  Financial
Officer)
------------------- -------- ------------ ------------ --------------- ------------- ---------------- ---------------
Dan Doman,**        2008       $221,880    $  42,750      $100,004        $49,550        $6,014          $420,198
President Vein      2007       $ 79,167    $  56,670             -              -             -          $135,837
Clinics
Division
------------------- -------- ------------ ------------ --------------- ------------- ---------------- ---------------
Pamela Schumann***  2008       $210,000     $ 84,000       $27,500        $56,259        $3,450          $381,209
(President,         2007       $122,635    $  31,863      $111,075              -        $2,895          $268,468
Consumer Services)  2006       $ 97,231    $  28,800        $9,770              -        $2,775          $138,576

------------------- -------- ------------ ------------ --------------- ------------- ---------------- ---------------
Joseph J.           2008       $245,000     $110,250       $37,500        $56,259        $3,450          $452,459
Travia, Jr.
(President,         2007       $222,654    $  87,200      $124,600              -        $3,300          $437,754
Fertility Center
Division)           2006       $201,076    $  63,570       $19,800              -        $3,015          $287,461
------------------- -------- ------------ ------------ --------------- ------------- ---------------- ---------------

*See footnote 19 in our Notes to Consolidated Financial Statements for the year ended December 31, 2008 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for a discussion of the assumptions made in the valuation of the restricted stock option awards.


**This column includes the amounts of $12,463, $10,255 and $12,528 for the years 2008, 2007 and 2006, respectively, paid by the Company in connection with a vehicle leased for Mr. Higham, plus amounts for the listed persons representing Company matches made for the named individuals under the Company's 401(k) Plan

*** Mr. Doman joined the Company on August 7, 2007 with the acquisition of Vein Clinics of America, Inc.

****Ms. Schumann worked on a part-time basis from January 1, 2006 through November 14, 2007.

     GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008


         The following table sets forth certain information concerning the Named Executive Officers with respect to Grants of Plan-Based Awards for the fiscal year ended December 31, 2008:

   ------------------ -------------- -------------------- ------------------ ------------------- ------------------
                                                          All Other Option
                                                               Awards:
                                       All Other Stock         Number of         Exercise or         Grant Date
                                           Awards:            Securities          Base Price         Fair Value
                                      Number of Shares of     Underlying        Of Option Awards     Of Stock &
         Name          Grant Date     Stock or Units (2)      Options (3)         ($/Sh) (4)        Option Awards
   ------------------ -------------- -------------------- ------------------ ------------------- ------------------
                       1/02/08 (3)                                   5,573               $11.20        $  13,416
   Jay Higham          5/13/08 (3)              6,265                                      -           $  56,761
                       5/13/08 (4)              1,566                                      -           $  14,188
                       7/22/08 (4)                                  33,600               $ 8.06        $  99,100
   ------------------ -------------- -------------------- ------------------ ------------------- ------------------
                       1/02/08 (3)                                   2,787               $11.20        $   6,709
   John W. Hlywak,     5/13/08 (3)              3,378                                      -           $  30,605
   Jr.                 5/13/08 (4)                844                                      -           $   7,647
                       7/22/08 (4)                                  16,800               $ 8.06        $  49,550
   ------------------ -------------- -------------------- ------------------ ------------------- ------------------
      Dan Doman        5/13/08 (4)             11,038                                      -           $ 100,004
                       7/22/08 (4)                                  16,800               $ 8.06        $  49,550
   ------------------ -------------- -------------------- ------------------ ------------------- ------------------
                       1/02/08 (3)                                   2,787               $11.20        $   6,709
                       5/13/08 (4)                828                                      -           $   7,502
   Pamela Schumann     5/13/08 (4)              3,311                                      -           $  29,998
                       7/22/08 (4)                                  16,800               $ 8.06        $  49,550
   ------------------ -------------- -------------------- ------------------ ------------------- ------------------
                       1/02/08 (3)                                   2,787               $11.20        $   6,709
   Joseph Travia,      5/13/08 (4)                828                                      -           $   7,502
   Jr.                 5/13/08 (3)              3,311                                      -           $  29,998
                       7/22/08 (4)                                  16,800               $ 8.06        $  49,550
   ------------------ -------------- -------------------- ------------------ ------------------- ------------------

(1)      Represents grants of restricted stock
(2) Options were issued with an exercise price equal to a fair market value of $11.20 per share with respect to the January 1, 2008 grant and $6.15 per share with respect to the July 22, 2008 grant, in each case the closing price of the Common Stock on the date of grant.
(3)      Granted pursuant to the Company's 2000 Long-Term Compensation Plan
(4)      Granted pursuant to the Company's 2007 Long-Term Compensation Plan

                 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008


      The following table sets forth outstanding equity awards with respect to the Named Executive Officers at December 31, 2008:

                     ---------------------------------------------------------------------- ---------------------------------------
                                                Option Awards                                           Stock Awards
                     ---------------------------------------------------------------------- ---------------------------------------

                       Numer of      Number of    Equity Incentive
                      Securities    Securities     Plan Awards:
                      Underlying    Underlying       Number of
                      Unexercised   Unexercised     Securities                               Number of Shares      Market Value of
                        Options       Options       Underlying       Option      Option     or Units of Stock     Shares or Units of
                          (#)           (#)        Unexercised      Exercise   Expiration     That Have Not      Stock That Have Not
 Name                 Exercisable  Unexercisable  Unearned Options  Price ($)     Date          Vested (1)          Vested ($) (2)
---------------------------------- ------------- ------------------ --------- ------------- ------------------- -------------------
Jay Higham                 -            5,573            -            $11.20   01/02/2018         13,461              $90,862
                                       33,600                          $8.06   07/22/2018
---------------------------------- ------------- ------------------ --------- ------------- ------------------- -------------------
John W. Hlywak, Jr.        -            2,787            -            $11.20   01/02/2018          7,582              $51,179
                                       16,800                          $8.06   07/22/2018
---------------------------------- ------------- ------------------ --------- ------------- ------------------- -------------------
Dan Doman                  -           16,800            -             $8.06   07/22/2018          8,589              $57,976

---------------------------------- ------------- ------------------ --------- ------------- ------------------- -------------------
Pamela Schumann            -           19,587            -             $8.06   01/02/2018          8,568              $57,834
                                                                               07/22/2018
---------------------------------- ------------- ------------------ --------- ------------- ------------------- -------------------
Joseph J. Travia, Jr.      -           19,587            -             $8.06   01/02/2018          8,568              $57,834
                                                                               07/22/2018
---------------------------------- ------------- ------------------ --------- ------------- ------------------- -------------------

(1) Restricted stock awards granted May 13, 2005 to the named executive officers vest over a 36-month period at the rate of 8.33% every 90 days of the 36-month period. Restricted stock awards granted January 4, 2006 to Mr. Higham vest over a 120-month period at the rate of 2.5% every 90 days of the 120-month period. Restricted stock awards granted May 23, 2006 to the named executive officers vest over a 36-month period at the rate of 8.33% every 90 days of the 36-month period. Restricted stock awards granted May 15, 2007 to the named executive officers vest over a 36-month period at the rate of 8.33% every 90 days of the 36-month period. 25% of the restricted stock awards granted to Messrs. Higham and Hlywak on September 24, 2007 vested immediately with the balance vesting over a 36-month period at the rate of 8.33% every 90 days of the 36-month period. A restricted stock award granted to Ms. Schumann and Mr. Travia vests over a 60-month period at the rate of 5% every 90 days of the 60-month period. The named executive officers received two restricted stock awards on May 13, 2008; the first stock award vest over a 36-month period at the rate of 8.33% every 90 days of the 36-month period and the second stock award vests on May 12, 2011. Of the total 7,831 shares granted to Mr. Higham, 6,265 vest over a 36-month period at the rate of 8.33% every 90 days of the 36- month period and 1,566 shares vest on May 12, 2011. Of the total 4,222 shares granted to Mr. Hlywak, 3,378 vest over a 36-month period at the rate of 8.33% every 90 days of the 36- month period and 844 shares vest on May 12, 2011. All of Mr. Doman's 11,038 shares granted vest over a 36-month period at the rate of 8.33% every 90 days of the 36- month period. Of the total 4,139 shares granted to Ms. Schumann, 3,311 vest over a 36-month period at the rate of 8.33% every 90 days of the 36-month period and 828 shares vest on May 12, 2011.
(2) The market value of the restricted stock awards is based on the closing market price of our common stock on December 31, 2008, which was $6.75.

OPTION EXERCISES AND STOCK VESTED FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------



         The following table shows option exercises and stock award vesting with respect to the Named Executive Officers for the year ended December 31, 2008:



                           ----------------------------------------------------
                                               Stock Awards

                           ---------------------------------------------------
                             Number of Shares Acquired on     Value Realized
                                       Vesting                  on Vesting
              Name                     (#) (1)                    ($) (2)
  ------------------------ --------------------------------- -----------------

  Jay Higham                              7,831                    $70,448
  ------------------------ --------------------------------- -----------------

  John W. Hlywak, Jr.                     4,222                    $36,900
  ------------------------ --------------------------------- -----------------

  Dan Doman                              11,038                    $79,032
  ------------------------ --------------------------------- -----------------

  Pamela Schumann                         4,139                    $31,580
  ------------------------ --------------------------------- -----------------

  Joseph J. Travia, Jr.                   4,139                    $31,580
  ------------------------ --------------------------------- -----------------
(1) Reflects restricted shares that vested in fiscal year ended December 31, 2008. (2) Calculated based on the underlying value of the shares on the vesting date.

                      EQUITY COMPENSATION PLAN INFORMATION
                      ------------------------------------

         The following table sets forth, as of December 31, 2008, equity compensation plan information under which equity securities are authorized for issuance:


  --------------------------- -------------------------- -------------------------- --------------------------
                               Number of securities to       Weighted-average         Number of securities
                               be issued upon exercise       exercise price of       remaining available for
                               of outstanding options,     outstanding options,       future issuance under
                               warrants and rights         warrants and rights       equity compensation
                                         (a)                      (b)                    plans (excluding
                                                                                     securities reflected in
        Plan Category                                                                     column (a))
  --------------------------- -------------------------- -------------------------- --------------------------
     Equity compensation               227,016                     $5.78                     356,784
      plans approved by
      security holders
  --------------------------- -------------------------- -------------------------- --------------------------
     Equity compensation
      plans not approved                 -0-                        N/A                        -0-
      by security holders
  --------------------------- -------------------------- -------------------------- --------------------------
            Total                      227,016                     $5.78                     356,813
  --------------------------- -------------------------- -------------------------- --------------------------

Pension Benefits
----------------

         The Company does not have any pension plans.

Nonqualified Deferred Compensation
----------------------------------

         The Company does not have a deferred compensation plan.

Proposal 2

          APPROVAL OF AMENDMENT TO THE 2007 LONG-TERM COMPENSATION PLAN


         The 2007 Long-Term Compensation Plan (the "2007 Plan") was adopted by the Board of Directors of the Company in March 2007 and approved by the Stockholders of the Company at the April 11, 2008 Annual Meeting of Stockholders. Under the 2007 Plan, the Company can issue incentive stock options ("Incentive Stock Options"), non-qualified stock options ("Non-qualified Stock Options"), restricted stock ("Restricted Stock") and restricted stock units ("RSUs', Incentive Stock Options, Non-qualified Stock Options, Restricted Stock and RSUs are collectively referred to herein as "Grants"). Currently, 500,000 shares of Common Stock are authorized for issuance under the 2007 Plan. As of April 1, 2009, there were 52 Grants resulting in 212,716 shares currently available for issuance under the 2007 Plan. The market price of our Common Stock on April 1, 2009 was $5.90. The Company's recent growth has resulted in an increase in persons eligible to participate in the 2007 Plan. In addition, as the Company experiences higher trading volume and price, the Company desires to increase the emphasis on long-term incentives to better align compensation with Company goals and the interests of the Company's stockholders by increasing the equity portion of the overall equity portion of compensation .The Board of Directors of the Company has adopted and recommends that the stockholders approve an amendment to the 2007 Plan to increase the number of shares of Common Stock authorized for issuance in connection with Grants under the 2007 Plan from 500,000 to 750,000. A copy of the 2007 Plan, as proposed to be amended, is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The following description of the 2007 Plan, as proposed to be amended, is a summary and does not purport to be a complete description.


Purpose

         The purpose of the 2007 Plan is to enable the Company to grant Incentive Stock Options, Non-qualified Stock Options, Restricted Stock and RSUs to selected employees, directors, agents, consultants, independent contractors and key advisors (collectively referred to as "Grantees") so as to further the growth and development of the Company and its subsidiaries. The Grants are intended to encourage Grantees to contribute materially to the Company's success to obtain a proprietary interest in the Company through ownership of its stock, thereby providing Grantees with an added incentive to promote the best interests of the Company and affording the Company a means of attracting persons of outstanding ability. Approximately, 50 directors and employees participate in the 2007 Plan.

Common Stock Subject to the 2007 Plan

         Under the 2007 Plan, subject to adjustment by reason of, among other things, a stock dividend, spinoff, recapitalization, stock split or combination or exchange of share, the aggregate number of shares of common stock of the Company, $.01 par value ("Common Stock") that may be currently issued or transferred is 500,000 shares. If the Stockholders approved Amendment No. 1, the shares of Common Stock that may be issued or transferred will be increased to 750,000. The maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any individual during any calendar year shall be 50,000 shares. The shares may be authorized but unissued shares of Common Stock or reacquired shares of Common Stock, including shares purchased by the Company on the open market. If and to the extent any shares which are the subject of a Grant are forfeited, the shares subject to such Grant shall again be available for a Grant under the 2007 Plan.

Termination

         The Plan terminates on April 10, 2017(unless sooner terminated at the discretion of the Board of Directors).

Grant of Options

         Under the 2007 Plan, Incentive Stock Options, qualifying under Section 422 of the Internal Revenue Code of 1986, as amended ("the "Code"), may be granted to employees (including officers) of the Company and/or any of its subsidiaries, and Non-qualified Stock Options (Incentive Stock Options and Non-qualified Stock Options are collectively referred to as "Stock Options") may be granted to employees, directors, consultants, agents, independent contractors and such other persons as the Compensation Committee of the Board of Directors (the "Committee") determines will contribute to the Company's success. The

Committee, which consists of two or more directors appointed by the Board of Directors who themselves are not eligible for discretionary grants of Stock Options, selects the Grantees under the 2007 Plan and determines (i) whether the respective Stock Option is to be a Non-qualified Stock Option or an Incentive Stock Option, (ii) the number of shares of Common Stock purchasable under the option, (iii) the exercise price, which cannot be less than 100% of the fair market value of the Common Stock on the date of grant with respect to Incentive Stock Options (110% of fair market value in the case of an Incentive Stock Option granted to an owner of stock possessing more than 10% of the total voting power of all classes of stock of the Company (a "10% Owner")), (iv) the time or times when the Stock Option becomes exercisable, and (v) the term of the option (not to exceed ten years). Incentive Stock Options are not exercisable prior to one year from the date of grant. The fair market value, determined as of the date the option is granted, of shares exercisable for the first time by the holder of an Incentive Stock Option may not exceed $100,000 in any calendar year.

Exercise of Options

         All options are exercisable during the Grantee's lifetime only by the Grantee and only while the Grantee is an employee, director, consultant, agent, independent contractor or otherwise employed by or engaged in performing services for the Company or a subsidiary, either directly or through a collaborating entity, and for a period of three months thereafter, except where termination of employment or engagement is due to death or disability. In the event of death or disability, the option is exercisable by the Grantee or the Grantee's executor or administrator within one year from the date of death or termination of employment by reason of such disability, only to the extent the option would be exercisable by the Grantee as at such date. No option is transferable other than by will or the laws of descent and distribution.

         Options are exercisable by payment in cash to the Company, or a check to its order, of the full purchase price for the shares of Common Stock to be purchased, plus the amount, if any, required for withholding taxes in connection with such exercise (the "Exercise Payment"); provided, however, that with the consent of the Committee or such officer of the Company as may be authorized by the Committee from time to time to give such consent, the Exercise Payment may be paid by the surrender of Common Stock owned by the person exercising the option and having a fair market value on the date of exercise equal to the Exercise Payment, or in any combination of cash and Common Stock so long as the total cash so paid and the fair market value of the Common Stock surrendered equals the Exercise Payment, and the Common Stock so surrendered, if originally issued to the optionee upon exercise of an option granted by the Company, shall have been held by the optionee for more than six months.

Option Adjustments

         The 2007 Plan contains a customary anti-dilution provision which provides that in the event of any change in the Company's outstanding capital stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number of shares of Common Stock subject to outstanding options and the exercise price are to be appropriately adjusted by the Board of Directors (or the Committee), whose determination thereon shall be conclusive.

Restricted Stock Grants

         Under the 2007 Plan, Restricted Stock and RSU Grants may be granted to employees (including officers) of the Company and/or any of its subsidiaries and members of the Board of Directors. The 2007 Plan is administered by the Compensation Committee of the Board of Directors which Committee under the 2007 Plan has the sole authority to (i) determine the individuals to whom Restricted Stock and RSU Grants shall be made, (ii) determine the type, size and terms of the Grants to be made to each individual, (iii) determine the time when the Restricted Stock and RSU Grants will be made and the duration of any applicable restriction period, (iv) determine the amount of consideration to be paid by the Grantee, if any, and (v) deal with any other matters arising under the 2007 Plan.

         The Committee may establish conditions under which restrictions on Restricted Stock and RSUs will lapse over time or other triggering events. The period of time during which the restrictions remain is referred to as the "restricted period." During the restricted period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock or of the RSUs except by will or the by the laws of descent and distribution or, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder).

Anti-Dilution

         The 2007 Plan contains a customary anti-dilution provision which provides that in the event of any change in the Company's outstanding capital stock by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the aggregate number of shares of Common Stock subject to the 2007 Plan are to be appropriately adjusted by the Board of Directors (or the Committee), whose determination thereon shall be conclusive.

Amendments, Suspension and Termination

         The Board has the authority to suspend, make changes in or additions to the 2007 Plan as it deems desirable and the Board and the Committee may adopt rules and regulations to carry out the 2007 Plan. The Board may not, without stockholder approval, (i) increase the number of shares which may be reserved for issuance under the 2007 Plan, (ii) adversely affect the rights of a holder of a Grant previously granted under the 2007 Plan, (iii) modify materially the eligibility requirements for participation in the 2007 Plan, or (iv) increase materially the benefits accruing to participants under the Plan.

Federal Income Tax Consequences

         Stock Options

         Under current tax law, there are generally no Federal income tax consequences to either the employee or the Company on the grant of Non-qualified Stock Options if granted under the terms set forth in the 2007 Plan and if the option is not immediately exercisable. Upon exercise of such a Non-qualified Stock Option, the excess of the fair market value of the shares subject to the option over the option price (the "Spread") at the date of exercise is taxable as ordinary compensation income to the optionee in the year it is exercised and is deductible by the Company as compensation for Federal income tax purposes, if Federal income tax is withheld on the Spread. However, if the shares are subject to vesting restrictions conditioned on future employment or the holder is subject to the short-swing profits liability restrictions of Section 16(b) the Exchange Act (i.e., is an executive officer, director or 10% owner of the Company) then taxation and measurement of the Spread is deferred until such restrictions lapse, unless a special election is made under Section 83(b) of the Code to report such income currently without regard to such restrictions. The optionee's basis in the shares will be equal to the fair market value on the date taxation is imposed (determined without regard to marketability restrictions imposed by the securities laws) and the holding period commences on such date.

         Holders of Incentive Stock Options incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an Incentive Stock Option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

         If the holder of shares acquired through exercise of an Incentive Stock Option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

         At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an Incentive Stock Option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period. The holding period for long-term capital gain or loss treatment is more than one year.

Restricted Stock/RSUs

         Restricted Stock. All Restricted Stock Grants under the 2007 Plan shall be subject to applicable Federal (including FICA), state and local withholding requirements. The Company may require a Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Restricted Stock Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Restricted Stock Grants.

         The Committee may permit Grantees to satisfy the Company's income tax withholding obligation with respect to a Restricted Stock Grant by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities.

         Restricted Stock Units. No taxable income is reported when a RSU is granted to a Grantee. Upon vesting, the participant will recognize ordinary income in an amount equal to the amount of the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

         The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to Stock Options, Restricted Stock and RSUs issued under the Plan. For instance, the treatment of Grants under state and local tax laws, which are not described above, may differ from their treatment for Federal income tax purposes.

Effective Date of the Amendment to the 2007 Plan

         The Amendment to the 2007 Plan will become effective upon approval of the Company's stockholders.

         The Board of Directors recommends a vote "FOR" the approval of the Amendment to the 2007 Long-Term Compensation Plan, and the persons named in the accompanying proxy will vote in accordance with the choice specified thereon or, if no choice is properly indicated, in favor of the approval.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         To the Company's knowledge, based solely on the Company's review of copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required, all of the Company's executive officers and directors, and greater than 10% beneficial owners complied with applicable Section 16(a) filing requirements during the year ended December 31, 2008.

                        COMPENSATION COMMITTEE REPORT(1)

        The Compensation Committee, under a delegation of authority from the Board of Directors, reviews and makes decisions with respect to salaries, wages, bonuses, equity awards and other benefits and incentives for executive officers of the Company. The Compensation Committee also administers all compensation programs for executive management of the Company. The Compensation Committee held four regular meetings, one special and one telephonic meeting in 2008.

        The Compensation Committee has a charter, a copy of which is available to stockholders at the Company's website http://www.integramed.com under the Investors Section thereof.

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management and, based on that review and those discussions, recommended to the Board of Directors the inclusion of the Compensation Discussion and Analysis in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2008.


Elizabeth E. Tallett (Chairperson)
Sarason D. Liebler
Wayne R. Moon
Lawrence J. Stuesser
Yvonne S. Thornton, M.D.

--------------------------


                            AUDIT COMMITTEE REPORT(2)

         The Audit Committee has oversight for the Company's financial reporting on behalf of the Board of Directors. The Audit Committee, composed of four independent (as defined by Section (a)(15) of Nasdaq MarketplaceRule 4200) directors, held four regular and five telephonic meetings in 2008, and operates under an amended and restated charter approved by the Board of Directors in December 2006. One member of the Audit Committee, Mr. Stuesser, is an "audit committee financial expert" as such term is defined in Item 407 of Regulation S-K promulgated by the Commission.

          Management has the primary responsibility for the financial statements and the reporting process, including the Company's system of internal controls and the Company's compliance with legal and regulatory requirements. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company's Annual Report on Form 10-K.

         The Audit Committee has discussed with the Company's independent auditors, Amper, Politziner & Mattia, P.C., the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200 T.

         The Audit Committee has received and reviewed the written disclosures and the letter from Amper, Politziner & Mattia, P.C. required by applicable

--------------------------------------
(1) The material in this report is not soliciting material, is not deemd filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.. The Company has specifically incorporated this report by reference in its Annual Report on Form 10-k for the fiscal year ended December 31, 2008. As such, this report will be deemed furnished in such Annual Report on Form 10-K and will not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act as a result of furnishing the disclosure in this manner.

(2) The material in this report is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the report by reference in any such document, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

requirements of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence and has discussed with Amper, Politziner & Mattia, P.C. their independence.

         The Audit Committee has also considered whether any services provided by Amper, Politziner & Mattia, P.C. not related to the audit of the financial statements referred to above and the reviews of the interim financial statements included in the Company's Form 10-Qs for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 were compatible with maintaining the independence of Amper, Politziner & Mattia, P.C.

         Based on the reviews and discussions referred to above, the Audit Committee, in accordance with its charter, recommended to the Company's Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Commission. The Committee has appointed Amper, Politziner & Mattia, P.C. for the Company's 2009 fiscal year audit.

     Lawrence J. Stuesser (Chairperson)
     Wayne R. Moon
     Elizabeth E. Tallett
     Yvonne S. Thornton, M.D.


                         INDEPENDENT PUBLIC ACCOUNTANTS


       On April 14, 2005, the Company engaged Amper, Politziner & Mattia, P.C. ("Amper") as its independent registered public accounting firm. The Audit Committee of the Company's Board of Directors made the decision to engage Amper.

       The Audit Committee engaged Amper to audit the Company's financial statements for the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008. A representative from Amper is expected to be present at the 2009 Annual Meeting with the opportunity to make a statement, if desired. The Amper representative is also expected to be available to respond to appropriate questions.

Pre-Approval Policy

         In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee Charter, as amended in 2006, all audit and audit-related work and all non-audit work performed by the independent accountants, must be submitted to the Audit Committee for specific approval in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee has not delegated any of its responsibilities to management.

         All of the services described below for 2008 and 2007 were pre-approved by the Audit Committee and/or the Committee Chairman before such services were rendered by Amper for the fiscal years ended December 31, 2007 and December 31, 2008.

Audit Fees

         Audit fees billed or expected to be billed to the Company by Amper for the audit of the consolidated financial statements included in the Company's Annual Report on Form 10-K, reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q and consultation on accounting topics for the year ended December 31, 2008 totaled $315,000. Similar fees by Amper for the year ended December 31, 2007 totaled $261,000.

Audit-Related Fees

         The aggregate fees billed by Amper for audit-related services for the year ended December 31, 2008 were $33,000 and primarily related to an employee benefit plan review. The aggregate fees billed by Amper for audit related services for the year ended December 31, 2007 were $103,000 and primarily related to the employee benefit plans and acquisition reviews.

Tax Fees
         For the year ended December 31, 2008, the Company will pay Amper approximately $72,000 related to tax services and for the year ended December 31, 2007, the Company paid Amper, approximately $60,000 related to tax services.

All Other Fees
         There were no other fees for the years ended December 31, 2008 and 2007.

                      ------------------------------------

              CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

         The Company entered into a three-year consulting agreement with Mr. Canet, former President and CEO and current Chairman of the Board of Directors of the Company, effective January 1, 2006, and a one-year amendment to the agreement dated December 24, 2008 and effective January 1, 2009. Under the three year agreement, Mr. Canet was paid $125,000 for each of three years to provide certain consulting services to the Company. Under the one-year amendment to the agreement, Mr. Canet will be paid $36,000 to provide certain consulting services to the Company through December 31, 2009.

         The Company does not have written policies and procedures for the review, approval, or ratification of related party transactions. However, any related party transaction is reviewed and discussed by the Board of Directors or appropriate Committee of the Board of Directors with responsibility for the subject matter. For example the consulting agreement with Mr. Canet was reviewed and approved by the Compensation Committee of the Board of Directors.

                  ---------------------------------------------

                  SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

         Under the Commission's proxy rules, stockholder proposals that meet certain conditions may be included in the Company's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at the Company's 2010 Annual Meeting must give notice of the proposal to the Company no later than December 11, 2009 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Stockholders that intend to present a proposal at the 2010 Annual Meeting that will not be included in the proxy statement and form of proxy must give notice of the proposal to the Company no fewer than 90 days and no more than 120 days prior to the first anniversary of the 2009 Annual Meeting. Receipt by the Company of any such proposal from a qualified stockholder in a timely manner will not guarantee its inclusion in the Company's proxy materials or its presentation at the 2010 Annual Meeting because there are other requirements in the proxy rules.

         Pursuant to Rule 14a-4 under the Exchange Act, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for our 2010 Annual Meeting, except in circumstances where (i) the Company receives notice of the proposed matter no earlier than January 12, 2010 and no later than February 13, 2010, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                     GENERAL

         The management of the Company does not know of any matters other than those stated in this Proxy Statement, which are to be presented for action at the 2009 Annual Meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

         The Company will bear the costs related to preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation, which are expected to be approximately $10,000. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

         The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2008 (as filed with the Commission), including the financial statements thereto. All such requests should be directed to Mr. John W. Hlywak, Jr., Executive Vice President and Chief Financial Officer of IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577. You may also obtain certain other of the Company's Commission filings through the Internet at http://www.sec.gov or under "Investors" at http://www.integramed.com, the Company's website.



Claude E. White
Vice President, General Counsel & Secretary

Dated:   April 17, 2009

                                                                      Appendix A


                            INTEGRAMED AMERICA, INC.

                        2007 LONG-TERM COMPENSATION PLAN
                                  (As amended)


         The purpose of the IntegraMed America, Inc. 2007 Long-Term Compensation Plan, as the same may be amended on May 13, 2009 (the "Plan") is to provide designated employees of IntegraMed America Inc. (the "Company") and its subsidiaries, members of the Board of Directors, agents of, consultants to, independent contractors of and key advisors to the Company with the opportunity to receive grants of incentive stock options, non-qualified stock options and restricted stock and restricted stock units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

         1.    Administration

         1.1 Committee. The Plan shall be administered and interpreted by the Compensation Committee of the Board of Directors.

         1.2 Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable restriction period, and (iv) deal with any other matters arising under the Plan.

         1.3 Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2. Grants Awards under the Plan may consist of incentive stock options as described in Section 5 ("Incentive Stock Options"), non-qualified stock options as described in Section 5 ("Non-qualified Stock Options")(Incentive Stock Options and Non-qualified Stock Options are collectively referred to herein as "Options"), and restricted stock ("Restricted Stock") and restricted stock units ("RSUs") as described in Section 6 (Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock and RSUs are collectively referred to herein as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the basic form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the Grantees.

         3.    Term of Plan/Shares Subject to the Plan

         3.1 Term. The Plan shall terminate on such date as is 10 years from the date the stockholders initially approved the Plan (April 10, 2017), except with respect to awards then outstanding. After such date no further awards shall granted under the Plan.

         3.2 Shares Authorized. Effective upon approval of Amendment No. 1 of the Plan by the Company's Stockholders at the 2009 Annual Meeting of the Company's Stockholders and subject to the adjustments specified below, the aggregate number of shares of common stock of the Company, $.01 par value ("Company Stock") that may be issued or transferred under the Plan is 750,000


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

shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 50,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent any shares of Restricted Stock are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         3.3 Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number. Any adjustments determined by the Committee shall be final, binding and conclusive.

         4.    Eligibility for Participation

         4.1 Eligible Persons. All employees of the Company and its subsidiaries, including employees who are officers or members of the Board, individuals to whom an offer of employment has been extended , members of the Board , agents of , consultants to, independent contractors of, and key advisors to the Company (collectively referred to herein as "Grantees") shall be eligible to participate in the Plan.

         4.2 Selection of Grantees. The Committee shall select the Grantees to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.

         5.    Granting of Options.

         5.1 Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grantees.

         5.2   Type of Option and Price.

               5.2.1 The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended and related Treasury Regulations (the "Code"), Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees. Nonqualified Stock Options may be granted to employees, directors, agents, independent contractors and key advisors.

               5.2.2 The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (i) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (ii) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

               5.2.3 If the Company Stock is publicly traded, then, except as otherwise determined by the Committee, the following rules regarding the determination of Fair Market Value per share apply:

               (i) if the principal trading market for the Company Stock is a national securities exchange or The Nasdaq National Market, the mean between the highest and lowest quoted selling prices on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or

               (ii) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on The Nasdaq National Market or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         5.3 Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         5.4   Exercisability of Options.

               5.4.1 Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

               5.4.2 Notwithstanding the foregoing, the Option may, but need not, include a provision whereby the Grantee may elect at any time to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price, and any other restrictions the Committee determines to be appropriate.

         5.5   Termination of Employment, Disability or Death.

               5.5.1 Except as provided below, an Option may only be exercised while the Grantee is employed by, member of the Board, agent of, consultant to, independent contractor of or key advisor to the Company. In the event that a Grantee's status changes for any reason other than a "disability," death or "termination for cause," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.2 In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

               5.5.3 In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.4 If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section
               5.5.1 above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

               5.5.5  For purposes of Sections 5.5 and 6:

               (i) "Company," when used in the phrase "employed by the Company," shall mean the Company and its parent, subsidiary corporations, and any business venture in which the Company has a significant interest.

               (ii) "Employed by the Company" shall mean employment or service as an Employee of IntegraMed America, Inc. or any subsidiary or business venture in which the Company has a significant interest, Key Advisor, or member of the Board (so that, for purposes of exercising Options, and satisfying conditions with respect to Restricted Stock, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee of IntegraMed America, Inc. or any subsidiary or business venture in which the Company has a significant interest, or member of the Board), unless the Committee determines otherwise. The Committee's determination as to a participant's employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, or reemployment shall be conclusive on all persons unless determined to be incorrect.

               (iii) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

               (iv) "Termination for cause" shall mean the determination of the Committee that any one or more of the following events has occurred:

               (A) the Grantee's conviction of any act which constitutes a felony under applicable federal or state law, either in connection with the performance of the Grantee's obligations on behalf of the Company or which affects the Grantee's ability to perform his or her obligations as an employee, board member or advisor of the Company or under any employment agreement, non-competition agreement, confidentiality agreement or like agreement or covenant between the Grantee and the Company (any such agreement or covenant being herein referred to as an "Employment Agreement");

               (B) the Grantee's willful misconduct in connection with the performance of his or her duties and responsibilities as an employee, board member or advisor of the Company or under any Employment Agreement, which willful misconduct is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

               (C) the Grantee's commission of an act of embezzlement, fraud or dishonesty which results in a loss, damage or injury to the Company;

               (D) the Grantee's substantial and continuing neglect, gross negligence or inattention in the performance of his or her duties as an employee, board member or advisor of the Company or under any Employment Agreement which is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

               (E) the Grantee's unauthorized use or disclosure or any trade secret or confidential information of the Company which adversely affects the business of the Company, provided that any disclosure of any trade secret or confidential information of the Company to a third party in the ordinary course of business who signs a confidentiality agreement shall not be deemed a breach of this subparagraph;

               (F) the Grantee's material breach of any of the provisions of any Employment Agreement, which material breach is not cured by the Grantee within 10 days of his or her receipt of a written notice from the Company specifying such material breach; or

               (G) the Grantee has voluntarily terminated his or her employment or service with the Company and breaches his or her non-competition agreement with the Company.

         5.6 Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee:

               5.6.1  in cash; or

               5.6.2 by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price; or

               5.6.3 by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board; or

               5.6.4 by such other method of payment as the Committee may approve.

         Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

         5.7 Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code). No Incentive Stock Option shall be exercisable sooner than one year from the date of grant.

         6. Restricted Stock and RSU Grants. The Committee may issue or transfer shares of Company Stock to a Grantee under a Grant of Restricted Stock or grant RSUs upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock and RSUs:

         6.1 General Requirements. Restricted Stock and RSUs may be issued or transferred for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock or the RSUs will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

         6.2 Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock and RSUt Grant and the restrictions applicable to such shares and/or units.

         6.3 Requirement of Relationship. If the Grantee ceases to be employed by, a member of the Board, an agent of, consultant to, independent contractor to, or key advisors to the Company other than for reasons of death or permanent disability during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock and RSU shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and, in the case of Restricted Stock Grants, those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         6.4 Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Restricted Stock Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 7. Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed. The certificates shall bear, among other required legends, the following legend:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the IntegraMed America, Inc. 2007 Long-Term Compensation Plan and an Award Agreement entered into between the registered owner hereof and IntegraMed America, Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of IntegraMed America, Inc., Two Manhattanville Road, Purchase, New York 10577. IntegraMed America, Inc. will furnish to the record holder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. IntegraMed America, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

         6.5 Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee. A Grantee receiving a RSU Award shall not possess voting rights and shall accrue dividend equivalents on such units to the extent provided in the Award Agreement relating to the Grant. The Committee may require that such dividend equivalents shall be subject to the same restrictions on vesting and payment as the underlying Award. In addition, with respect to Awards intended to qualify for the performance-based compensation provisions of Section 162(m) of the Code, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to Restricted Stock such that the dividends and/or Restricted Stock maintain eligibility for such provisions.

         6.6 Lapse of Restrictions. All restrictions imposed on Restricted Stock and RSUs shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock and RSU Grants, that the restrictions shall lapse without regard to any Restriction Period.

         7.    Withholding of Taxes

         7.1 Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants. There are currently no withholding requirements for RSUs.

         7.2 Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option or Restricted Stock or RSU Grant by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         8.    Transferability of Grants

         8.1. Non-transferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         8.2 Transfer of Non-qualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Non-qualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of a Non-qualified Stock Option and the transferred Non-qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Non-qualified Option immediately before the transfer.

         9.    Reorganization of the Company.

         9.1 Reorganization. As used herein, a "Reorganization" shall be deemed to have occurred if the shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

         9.2 Assumption of Grants. Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

         9.3 Other Alternatives. Notwithstanding the foregoing, in the event of a Reorganization, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or such other date as the Committee may specify.

         9.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Reorganization, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

         10.    Change of Control of the Company.

         10.1 As used herein, a "Change of Control" shall be deemed to have occurred if.

                10.1.1 Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

                10.1.2 Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding shares of the Company.

         10.2 Notice and Acceleration. Unless the Committee determines otherwise, a Change of Control shall result in the acceleration of the vesting of outstanding Options and the removal of restrictions and conditions on outstanding Restricted Stock and Restricted Stock Unit Grants.

         10.3 Other Alternatives. Notwithstanding the foregoing, in the event of a Change in Control, the Committee may take one or both the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market

Value of the shares of Company Stock subject to the Grantee's unexercised Options exceed the Exercise Price of the Options, or (ii) giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

         10.4 Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Section 10.3 above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

         11.    Requirements for Issuance or Transfer of Shares

         11.1 Shareholder's Agreement. The Committee may require that a Grantee execute a shareholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan.

         11.2 Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         12.    Amendment, Suspension and Termination of the Plan

         12.1 Amendment. The Board may amend, suspend or terminate the Plan at any time.

         12.2 Termination of Plan. The Plan shall terminate on the date immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders.

         12.3 Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         12.4 Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         13. Rights of Grantees. Nothing in this Plan shall entitle any Grantee or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         14. No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         15. Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         16. Miscellaneous.

         16.1 Compliance with Law. The Plan and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         16.2 No Right to Employment. Neither the adoption of the Plan, the granting of any Grant, nor the execution of any Grant Instrument, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

         16.3 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Grants under the Plan. Any liability of the Company to any person with respect to any Grant under the Plan or any Grant Instrument shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such Grant Instrument. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Grant Instrument shall be construed as creating in respect of any Grantee (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Grantee, any beneficiary thereof or any other person.

         16.4 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Grantee under a Grant made pursuant to the Plan shall not be deemed a part of a Grantee's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Committee expressly determines in writing that inclusion of a Grant or portion of a Grant should be included to reflect accurately competitive compensation practices or to recognize that a Grant has been made in lieu of a portion of competitive annual base salary or other cash compensation. Grants under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

         16.5 Listing, Registration and Other Legal Compliance. No Grants or shares of the Company Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/ or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Grant Instrument or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/ or Common Stock, or (c ) the payment of amounts to or through a Participant with respect to any Grant, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act.

         16.6 Grant Instrument. Each Participant receiving a Grant under the Plan shall enter into a Grant Instrument with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Grant set forth therein and in the Plan.

         16.7 Designation of Beneficiary. Each Grantee to whom a Grant has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Option or to receive any payment which under the terms of the Plan and the relevant Grant Instrument may become exercisable or payable on or after the Grantee's death. At any time, and from time to time, any such designation may be changed or cancelled by the Grantee without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee or individual designated by the Committee. If no beneficiary has been designated by a deceased Grantee, or if the designated beneficiaries have predeceased the Grantee, the beneficiary shall be the Grantee's estate. If the Grantee designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Grantee has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Grantee.

         16.8 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Grantee. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Grantee has terminated employment with the Company or any such Subsidiary. If a Grantee transfers within the Company, or to or from any Subsidiary, such Grantee shall not be deemed to have terminated employment as a result of such transfers.

         16.9 Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of New York.

         16.10 Effective Date of the Plan Subject to the approval of the Company's shareholders, the Plan shall be effective on May 15, 2007.

PROXY CARD
                        Annual Meeting of Stockholders of

                            INTEGRAMED AMERICA, INC.

                                  May 12, 2009

               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               --------------------------------------------------
              The Notice of Meeting, proxy statement and proxy card
                are available at: http://www.integramed.com/proxy

                           Please sign, date and mail
                             your proxy card in the
                     envelope provided as soon as possible.

     Please detach along perforated line and mail in the envelope provided

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS
AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE 2007 LONG-TERM COMPENSATION PLAN.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------
1. Election Of Directors:

   [  ]   FOR ALL NOMINEES            O Kush K. Agarwal
                                      O Gerardo Canet
   [  ]   WITHHOLD AUTHORITY          O Jay Higham
          FOR ALL NOMINEES            O Wayne R. Moon
                                      O Lawrence J. Stuesser
   [  ]   FOR ALL EXCEPT              O Elizabeth E. Tallett
          (See instructions below)    O Yvonne S. Thornton, M.D.


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:




--------------------------------------------------------------------------------

2.  To approve  the  Company's  2007  Long-Term          FOR   AGAINST  ABSTAIN
    Compensation  Plan to increase shares authorized     [  ]    [  ]    [  ]
    for issuance from 500,000 to 750,000.

In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

The shares of Common Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR the approval of the amendment to 2007 Long-Term Compensation Plan..




--------------------------------------------------------------------------------
To change the address on your account, please check the
box at right and indicate your new address in the address      [  ]
space above. Please note that changes to the registered
name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------


Signature of Stockholder ________________________________________ Date:________

Signature of Stockholder_________________________________________ Date:________

NOTE: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                     PROXY
                            INTEGRAMED AMERICA, INC.
                         Annual Meeting of Stockholders
          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Jay Higham or Claude E. White as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the Company's Headquarters, Two Manhattanville Road, 3rd Floor, Purchase, New York 10577 on May 12, 2009 at 10:00 a.m. and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse:

                (Continued and to be signed on the reverse side